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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 18, 2001 (May 16, 2001)

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                      ORTHODONTIC CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
           DELAWARE                                     1-13457                                  72-1278948
--------------------------------            --------------------------------           -------------------------------
 (State or Other Jurisdiction                  (Commission File Number)                       (I.R.S. Employer
       of Incorporation)                                                                   Identification Number)
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
              3850 N. CAUSEWAY BOULEVARD, SUITE 1040
                       METAIRIE, LOUISIANA                                             70002
     ---------------------------------------------------------    -------------------------------------------------
             (Address of Principal Executive Offices)                                (Zip Code)
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                                 (504) 834-4392
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5. OTHER EVENTS

         Orthodontic Centers of America, Inc. ("OCA"), OCA Acquisition Corporation, a wholly-owned subsidiary of OCA ("OCA Merger Sub"), and OrthAlliance, Inc. have entered into an Agreement and Plan of Merger, dated as of May 16, 2001 (the "Merger Agreement"), pursuant to which OCA Merger Sub is to merge with and into OrthAlliance (the "Merger"), with OrthAlliance becoming a wholly-owned subsidiary of OCA and stockholders of OrthAlliance being issued shares of OCA common stock, upon the terms and subject to the conditions set forth in the Merger Agreement. A copy of OCA's and OrthAlliance's May 17, 2001 joint press release announcing the Merger Agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. In addition, attached hereto as Exhibit 99.2 and incorporated herein by reference are certain presentation materials with respect to the Merger Agreement and the Merger.

         Certain statements contained in this Report and the exhibits hereto may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology, such as "anticipate," "believe," "estimate," "expect," "may," "might," "will," "would," or "intend." These forward-looking statements include, without limitation, those relating to OCA's growth, shareholder value, benefits to OrthAlliance's affiliated orthodontists and pedodontists, accounting and tax treatments of the merger, and effects, benefits, prospects and completion of the merger. We caution you not to place undue reliance on the forward-looking statements contained in this release in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, failure or delay in obtaining required stockholder approval, the companies' failure to consummate the merger, inability to successfully integrate the companies after the merger, adverse changes in the companies' financial results and conditions, changes in general economic conditions and business conditions, changes in OCA's operating or expansion strategy, the ability of OCA to attract and retain qualified personnel and orthodontists, the ability of OCA to effectively market its services and products, OCA's expectations and estimates concerning future financial performance, financing plans and the impact of competition, anticipated trends in OCA's business, existing and future regulations affecting OCA's business, OCA's dependence on existing sources of funding, and other factors generally understood to affect the financial results of orthodontic practice management companies, and other risks detailed from time to time in OCA's releases and Annual Report on form 10-K for the year ended December 31, 2000 and other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number    Description
--------------    -----------

99.1 Press Release jointly issued on May 17, 2001 by Orthodontic Centers of America, Inc. and OrthAlliance, Inc.

99.2 Materials for investor presentations held by Orthodontic Centers of America, Inc. to discuss the merger



99.3 Agreement and Plan of Merger, dated as of May 16, 2001, by and among Orthodontic Centers of America, Inc., OCA Acquisition Corporation and OrthAlliance, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ORTHODONTIC CENTERS OF AMERICA, INC.


                                    By:   /s/ Bartholomew F. Palmisano, Sr.
                                          -------------------------------------
                                          Bartholomew F. Palmisano, Sr.
                                          Chief Executive Officer and President




Date:  May 18, 2001




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                                  EXHIBIT INDEX
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
Exhibit Number    Description
--------------    -----------
99.1              Press Release jointly issued on May 17, 2001 by Orthodontic
                  Centers of America, Inc. and OrthAlliance, Inc.

99.2 Materials for investor presentations held by Orthodontic Centers of America, Inc. to discuss the merger


99.3 Agreement and Plan of Merger, dated as of May 16, 2001, by and among Orthodontic Centers of America, Inc., OCA Acquisition Corporation and OrthAlliance, Inc.
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